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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 2004


                        COMMISSION FILE NUMBER 001-31924


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


            NEBRASKA                                     84-0748903
 (State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                      Identification No.)


                        121 SOUTH 13TH STREET, SUITE 201
                             LINCOLN, NEBRASKA 68508
                                 (402) 458-2370

               (Address, including zip code and telephone number,
              including area code, of principal executive offices)



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ITEM 12.  Results of Operations and Financial Condition

        On January 30, 2004, Nelnet, Inc. issued a press release with respect to its earnings for the fiscal quarter ended December 31, 2003, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.

        The information included in this report and the exhibits attached hereto are being furnished under "Item 12. Results of Operations and Financial Condition" of Form 8-K. None of this information shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference into such filing.


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 5, 2004


                                      NELNET, INC.


                                      By:  /s/ Terry J. Heimes
                                           -------------------------------------
                                           Name: Terry J. Heimes
                                           Title:   Chief Financial Officer



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                                    EXHIBITS


 Exhibit No.      Exhibit

    99.1          Press Release of Nelnet, Inc., dated January 30, 2004

    99.2 Supplemental Financial Information Relating to the Fiscal Quarter Ended December 31, 2003